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Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(12 U.S.C. (S)1350, AS ADOPTED)

Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. Section 1350, as adopted), John R. Parten the Chief Executive Officer and President of Seven J Stock Farm, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

1.
The Company's amended Annual Report on Form 10-KSB/A for the period ended October 31, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2003

/s/ JOHN R. PARTEN

John R. Parten
Chief Executive Officer and President

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (12 U.S.C. (S)1350, AS ADOPTED)